                                                                    Exhibit (21)
                            FIRST UNION CORPORATION

                     LIST OF SUBSIDIARIES AS OF 2/1/98 (1)

ABCA, Inc. (3) (Jacksonville, FL)
    -- 1005 Corp. (Charlotte, NC)
    -- Citrus County Land Corp. (3) (Jacksonville, FL)
    -- Citrus County Service Corp. (3) (Jacksonville, FL)
    -- Melbourne Atlantic Venture Partners (20% -- NV) (Jacksonville, FL) -- Naples Financial Services, Inc. (Jacksonville, FL)

Ameribanc Development Corporation (Roanoke, VA)

Austin Ventures IV-A, L. P. (6.42% -- NV) (Austin, TX)

Butcher & Singer Financial Services Agency of Ohio, Inc. (Youngstown, OH)

Boca Raton First National Bank (Boca Raton, FL)

Capitol Finance Group, Inc. (Charlotte, NC)

Education Financing Services, LLC (19.318%) (Winston-Salem, NC)

First American Service Corporation (Roanoke, VA)
    -- Long, Travers & FASC (40% -- NV) (Springfield, VA)
    -- New Rivers Towers Limited Partnership (NV) (INACTIVE) (Annandale, VA) -- Woodlawn Joint Venture (INACTIVE) (40% -- NV) (Woodbridge, VA)

First Card Corporation (Charlotte, NC)

First Union Bank of Delaware (Wilmington, DL)
    -- Delaware Financial Services Corporation (Wilmington, DL)
    -- First Fidelity Insurance Services of Delaware, Inc. (Wilmington, DL) -- Taylor & Clark Insurance Services, Incorporated (Fairfax, VA)

First Union Capital I (Wilmington, DL)

First Union Capital II (Wilmington, DL)

First Union Capital III (Wilmington, DL)

First Union Community Development Corporation (Charlotte, NC)
    -- 349-59 Lenox LLC (99.99% -- NV) (Mount Vernon, NY)
    -- Anacuitas Manor, Ltd. (99% -- NV) (Austin, TX)
    -- Cherokee Hills Associates LLC (99% -- NV) (Nashville, TN)
    -- Harlingen Community Development Corporation 1, LP (99% -- NV)
       (Altamonte Springs, FL)
    -- Headhouse Retail Associates, L.P. (99.99% -- NV) (Philadelphia, PA) -- Housing Equity Fund of Virginia I, L.P. (6.945% -- NV) (Roanoke, VA) -- Montgomery Homes L. P. IX (99% -- NV) (Kensington, MD)
    -- Parkchester Limited Partnership (99% -- NV) (Roanoke, VA)
    -- Pendleton Pines Associates, LLC (99% -- NV) (Nashville, TN)
    -- Richmond Green Limited Partnership (99.99% -- NV) (Nashville, TN)
    -- Roanoke Community Development Corporation (27.778%)(7) (INACTIVE)
       (Roanoke, VA)
    -- Sable Point Apartments Limited Partnership (99% -- NV) (Altamonte
       Springs, FL)
    -- San Benito Housing, Ltd. (99% -- NV) (Altamonte Springs, FL)
    -- Stoneybrooke Heights Associates LLC (99.99% -- NV) (Nashville, TN) -- Sycamore Row, LLC (99% -- NV) (Bronx, NY)

First Union Corporation of New Jersey (Newark, NJ)
    -- First Fidelity Incorporated (Newark, NJ)
    -- Brynwood Partners I, L. P. (7.14% -- NV) (Greenwich, CT)
    -- FCC-PR, Inc. (3) (Philadelphia, PA)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/98 (1) -- Continued


        -- Fairfield Properties, Inc. (Stamford, CT)
        -- Fidelcor Business Credit Corporation (New York, NY)
        -- Comwest Capital Corporation (3) (Los Angeles, CA)
        -- First Union National Bank (Avondale, PA)
        -- 2-4 Potter Place Urban Renewal, L.P. (99% -- NV) (Weehawken, NJ)

        -- AIRPORT ROAD/FIDOREO, INC. (3) (Newark, NJ)
        -- Andalusia Senior Housing, L. P. (99% -- NV) (Levittown, PA)
        -- Beaumont Avenue Apartments, L. P. (99% -- NV) (New York, NY)
        -- BEST PARKING/FIDOREO, INC. (3) (Newark, NJ)
        -- BGMCO PA, Inc. (3) (Philadelphia, PA)
        -- BRICK INDUSTRIAL/FIDOREO, INC. (3) (Newark, NJ)
        -- Bucks/DHS Real Estate, Inc. (3) (Allentown, PA)
        -- Chambers Bridge Urban Renewal Housing, L. P. (99% -- NV)
           (Yardville, NJ)
        -- CHI ES Holding, Inc. (3) (Philadelphia, PA)
        -- City Affordable Housing LLC (99.99% -- NV) (Charlotte, NC)
        -- COMMERCE/FIDOREO LS, INC. (3) (INACTIVE) (Newark, NJ)
        -- Cranford Avenue Apartments, L.P. (99% -- NV) (New York, NY)
        -- CRAWFORDS CORNER/FIDOREO, INC. (3) (Newark, NJ)
        -- CRL Real Estate, Inc. (3) (Philadelphia, PA)
        -- Develcor NJ, Inc. (3) (INACTIVE) (Philadelphia, PA)
        -- Equitable Realty Associates, L. P. (99% -- NV) (Yonkers, NY)
        -- FFBIC New York, Inc. (Spring Valley, NY)
        -- FFBIC New York II, Inc. (Spring Valley, NY)
        -- FFL Services Corporation (Newark, NJ)
        -- Fidelity Overseas Investment, Inc. (INACTIVE) (Wilmington, DL)
        -- First Fidelity Building Corporation (Philadelphia, PA)
        -- First Fidelity Insurance Services, Inc. (Newark, NJ)
        -- First Fidelity International Bank (Charlotte, NC)
        -- First Union I, Inc. (St. Thomas, US Virgin Islands)
        -- Matthew International Sales, Inc. (St. Thomas, US Virgin
           Islands)
        -- First Fidelity Private Capital, Inc. (Philadelphia, PA)
            -- Actuator and Valve Services, Inc. (100% -- NV; Convertible
               into 35% Voting) (Woodstock, GA)
            -- Case Holdings, Inc. (30% -- NV; Convertible into 35% Voting)
               (Manalapan, NJ)
            -- Communications Systems Technologies, Inc. (12.5% -- NV;
               Convertible into 4% Voting)
               (Columbia, MD)
            -- Fresh Creek Technologies, Inc. (100% -- NV; Convertible into
               22% Voting) (Fairfield, NJ)
            -- Integra Services Technologies, Inc. (100% -- NV; Convertible
               into 25% Voting) (Pasadena, TX)
            -- Larex, Inc. (12% -- NV; Convertible into 3.3% Voting) (6)
               (St. Paul, MN)
            -- Lion Laboratories, Inc. (100% -- NV; Convertible into 45%
               Voting) (6) (Old Saybrooke, CT)
            -- MaxFlight Technologies, Inc. (100% -- NV; Convertible into
               17% Voting) (6) (Bayville, NJ)
            -- National Resource Directories, Inc. (100% -- NV; Convertible
               into 40% Voting) (6)   (Eatontown, NJ)
            -- Polycel Acquisition, Inc. (25%) (Somerville, NJ)
            -- First Fidelity Urban Investment Corporation (Newark, NJ)
                -- Allentown Development Company, Inc. (24%) (Trenton, NJ)
            -- First Union Auto Finance, Inc. (Charlotte, NC)
            -- First Union NOVA Holdings of NJ, Inc. (Newark, NJ)
                -- NOVA Corporation (8.93%) (4) (Atlanta, GA)
            -- First Union Real Estate Asset Company of New Jersey (Avondale,
               PA)
                -- First Union Real Estate Investment Company of New Jersey
                   (INACTIVE) (Avondale, PA)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/98 (1) -- Continued


            -- First Union Trust Company, National Association (Wilmington, DE)
                -- FFBIC, Inc. (Newark, DE)
            -- FOIL, Inc. (3) (Philadephia, PA)
            -- FREEHOLD/FIDOREO, INC. (3) (INACTIVE) (Newark, NJ)
            -- GJA R/E Corp. (3) (New York, NY)
            -- Hamilton Manor Limited Partnership (99% -- NV) (Stroudsburg, PA) -- HOHOKUS/FIDOREO LS, INC. (3) (Newark, NJ)
            -- HOVBILT VILLAS/FIDOREO, INC. (3) (Newark, NJ)
            -- Industrial Valley Real Estate Co. (Philadelphia, PA)
            -- JERSEY CENTER/FIDOREO, INC. (3) (Newark, NJ)
            -- KOGEL ISLAND/FIDOREO, INC. (3) (New York, NY)
            -- LIVINGSTON AVENUE/FIDOREO, INC. (3) (Newark, NJ)
            -- Maryland Housing Equity Fund III Limited Partnership (7.7647% --
               NV) (Columbia, MD)
            -- MIDDLE ISLAND/FIDOREO, INC. (3) (INACTIVE) (New York, NY)
            -- MT. EPHRAM/FIDOREO LS, INC. (3) (INACTIVE) (Newark, NJ)
            -- Multi I/FNY, Inc. (3) (Port Chester, NY)
            -- Old York Road Real Estate, Inc. (3) (Philadelphia, PA)
            -- Old York Agency, Inc. (Avondale, PA)
            -- Orianna Street Limited Partnership (99% -- NV) (Philadelphia,
               PA)
            -- PARK AVENUE/FIDOREO, INC. (3) (INACTIVE) (Newark, NJ)
            -- PAROG, Inc. (3) (Philadelphia, PA)
            -- PERRY STREET/FIDOREO, INC. (NEVER ACTIVE) (Newark, NJ)
            -- Sellit, Inc. (3) (INACTIVE) (Philadelphia, PA)
            -- Senior Cottages of Shippensburg, Ltd. (99% -- NV) (St. Louis
               Park, MN)
            -- S.H.E. Urban Renewal Associates, L. P. (99% -- NV) (Newark, NJ) -- Skyhawk Agency, Inc. (Hawthorne, NY)
            -- St. Joseph's Affordable Housing Limited Partnership (74.25% --
               NV) (Wayne, PA)
            -- SURREY DOWNS/FIDOREO, INC. (3) (Newark, NJ)
            -- TAYLORR LAKES/FIDOREO, INC. (3) (Newark, NJ)
            -- The Howard Mortgage Group, Inc. (Newark, NJ)
            -- VERO/FIDOREO LS, INC. (3) (Plantation, FL)
            -- Washington Apartments Associates, Limited Partnership (99% --
               NV) (Emmaus, PA)
            -- WATERVIEW/FIDOREO, INC. (3) (Newark, NJ)
        -- Radnor Venture Partners, L. P. (7.39% --  NV) (Wayne, PA)
        -- TDH II Limited (5.72% -- NV) (Rosemont, PA)
        -- Waller House Corporation (Philadelphia, PA)
            -- National Temple Limited Partnership-II (98.99% -- NV)
               (Philadelphia, PA)
     -- HONOR Technologies, Inc. (2.1270%) (5) (Maitland, FL)



First Union Development Corporation (Charlotte, NC)
    -- 425 South Tryon Street, LLC (50%) (Charlotte, NC)
    -- The First Service Corporation of South Carolina (Greenville, SC)
        -- Arrowwood Associates (50%) (Columbia, SC)

First Union Export Trading Company (INACTIVE) (Charlotte, NC)

First Union FPS, Inc. (Charlotte, NC)

First Union Futures Corporation (Charlotte, NC)

First Union Home Equity Bank, N. A. (Charlotte, NC)

First Union Institutional Capital I (Wilmington, DL)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/98 (1) -- Continued


First Union Institutional Capital II (Wilmington, DL)

First Union Investors, Inc. (Charlotte, NC)
    -- Atlantic Venture Partners II, L.P. (5.44% -- NV) (Roanoke, VA)
    -- Canaan Ventures II L. P. (19.60% -- NV) (Rowayton, CT)
    -- Carousel Capital Partners, L. P. (13.62% -- NV) (Charlotte, NC)
    -- Center Street Capital Partners, L. P. (5.40% -- NV) (Little Rock, AR) -- Chartwell Capital Investors, L. P. (16.03% -- NV) (Jacksonville, FL) -- Chisholm Partners III, L. P. (14.60% -- NV) (Providence, RI)
    -- Commonwealth Investors II, L. P. (9.09% -- NV) (Richmond, VA)
    -- DeMuth, Folger & Wetherill II, L. P. (7.5% -- NV) (Teaneck, NJ)
    -- General Finance Service Corporation (Richmond, VA)
    -- Global Private Equity III L.P. (5.18% -- NV) (Boston, MA)
    -- High Ridge Capital, LLC (24.99% -- NV) (Stamford, CT)
    -- HRC General Partners Limited Partnership (15% -- NV) (Stamford, CT) -- Kinder Morgan Energy Partners, L.P. (7.4% -- NV) (Houston, TX)
    -- Knightsbridge Capital Fund I, L. P. (10.76% -- NV) (New York, NY)
    -- McCown De Leeuw & Co. IV, L.P. (7.1182% -- NV) (Menlo Park, CA)
    -- Pacific Venture Group, L. P. (5.24% -- NV) (Irvine, CA)
    -- Virginia Baseball Club, L.P. (9.25% -- NV) (Alexandria, VA)

First Union Life Insurance Company (Charlotte, NC)

First Union Mortgage Corporation (Charlotte, NC)
    -- Argo Partnership, L. P. (8% -- NV) (New York, NY)
    -- Farmington, Incorporated (Charlotte, NC)
        -- Ghent-Farmington Associates (50%) (Norfolk, VA)
    -- First Union Title Corporation (Atlanta, GA)
    -- R.B.C. Corporation (Charlotte, NC)
    -- Slate Stone Hills, Incorporated (Charlotte, NC)
    -- The Fairfax Corporation (Charlotte, NC)
        -- Interchange Partners (50% -- NV) (Charlotte, NC)
        -- Real Estate Consultants of the South, Inc. (Charlotte, NC) -- Water Street Insurance Agency, Inc. (Jacksonville, FL)

First Union National Bank (94%) (2) (Charlotte, NC)
    -- 100 Block Associates Limited Partnership (93.75% -- NV) (Charlotte, NC)
        -- Concessions, Inc. (100% -- NV) (Raleigh, NC)
        -- Raleigh Club, Inc. (100% -- NV) (Raleigh, NC)
    -- 1560 Wilson Boulevard Limited Partnership (28% -- NV) (Washington, DC) -- ACB Services, Inc. (INACTIVE) (Nashville, TN)
    -- Alden Pond, Inc. (3) (Jacksonville, FL)
    -- Arbor Glenn L.P. (99% -- NV) (Roanoke, VA)
    -- Arbor Village, L.P. (99% -- NV) (Winter Park, FL)
    -- Ashton of Richmond Hill, L. P. (99% -- NV) (Gainesville, FL)
    -- Athens Rental Housing, L.P. (99% -- NV) (Cordele, GA)
    -- Bacon Housing, L.P. (99% -- NV) (Richmond, VA)
    -- Barrett Place Limited Partnership (99% -- NV) (Wake Forest, NC)
    -- Barrett Place II Limited Partnership (99.99% -- NV) (Raleigh, NC)
    -- Bart, Inc. (Jacksonville, FL)
    -- Beechridge Limited Partnership (99% -- NV) (Raleigh, NC)
    -- BOB Title Holdings, Inc. (3) (Baltimore, MD)
        -- BOB Title XXX, Inc. (3) (Baltimore, MD)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/98 (1) -- Continued


        -- Annapolis Overlook Utility, Inc. (3) (Rockville, MD)
    -- Bowler Housing L.P. (99% -- NV) (Richmond, VA)
    -- BR Limited Partnership (99% -- NV) (Washington, DC)
    -- Builders Acceptance Corporation (Raleigh, NC)
    -- Business Development Corporation of South Carolina (8.7%) (Columbia,
       SC)
    -- Camellia Court Apartments Limited Partnership (99.99% -- NV) (Beaufort,
       NC)
    -- Cannon/Hearthwood Limited Partnership (99% -- NV) (Culpeper, VA)
    -- Cantebury of Hilliard, Ltd. (99% -- NV) (Gainesville, FL)
    -- Cedar Forest Limited Partnership (95% -- NV) (Boston, MA)
    -- Center Credit Corporation (Waterbury, CT)
    -- Center Funding Company (Waterbury, CT)
    -- CFF Financial Corporation (Roanoke, VA)
    -- CIMC, Inc. (3) (Jacksonville, FL)
    -- Creative Choice Homes IX, Ltd. (99% -- NV) (Palm Beach Gardens, FL)
    -- CT I Limited Partnership (99% -- NV) (Raleigh, NC)
     -- CTB Realty Ventures XIV, Inc. (3) (New Haven, CT)
    -- CTB Realty Ventures XXI, Inc. (3) (New Haven, CT)
    -- Danville Community Development Corporation (13% -- NV) ((Danville, VA) -- DF Southeastern Mortgage, Inc. (Atlanta, GA)
    -- Ellenton Housing Associates, Ltd. (99% -- NV) (Coral Gables, FL)
    -- Elm Lake Apartments, Ltd. (99% -- NV) (Bradenton, FL)
    -- Evergreen Apartments, L.P. (99.99% -- NV) (Cordele, GA)
    -- Evergreen Asset Management Corp. (Charlotte, NC)
    -- Fairbrooke Apartments Limited Partnership (99% -- NV) (Baltimore, MD) -- Fairfax County Redevelopment and Housing Authority/HCDC One L.P. (99% -- NV) (Fairfax, VA)
    -- Fairfax County Redevelopment and Housing Authority/HCDC Two L.P. (99%
       -- NV) (Fairfax, VA)
    -- FH Crossings, Ltd. (3) (Richmond, VA)
    -- FIFTEEN/UNIONOREO, INC. (3) (Newark, NJ)
    -- FIFTY-EIGHT/UNIONOREO, INC. (3) (INACTIVE) (Stamford, CT)
    -- FIFTY-SEVEN/UNIONOREO, INC. (3) (Stamford, CT)
    -- FIFTY-SIX/UNIONOREO, INC. (3) (INACTIVE) (Shelton, CT)
    -- First Union Auto Loan Securitization, Inc. (Charlotte, NC)
    -- First Union Bank and Trust Company (Cayman) Ltd. (Grand Cayman, British
       West Indes)
    -- First Union Brokerage Services, Inc. (Charlotte, NC)
    -- First Union Capital Partners, Inc. (Charlotte, NC)
        -- American Information Co., Inc. (33%) (San Francisco, CA)
        -- Arcon HealthCare, Inc. (6.60%) (Nashville, TN)
        -- Atlantic Spinners, Inc. (12.5%) (Bessemer City, NC)
        -- Chattem, Inc. (6.3%) (Chattanooga, TN)
        -- Cybergenics Holding, Inc. (30.9%) (New York, NY)
        -- Electronic Manufacturing Systems, Inc. (10.6%) (Longmont, CO)
        -- Envoy Corporation (6.2%) (Nashville, TN)
        -- FrontierVision Partners, L. P. (15.05% -- NV) (Denver, CO)
        -- FVP GP, L.P. (5.01% -- NV) (Denver, CO)
        -- Genesis Direct, Inc. (5%) (Seaucus, NJ)
        -- Grapevine Broadcasting of Anchorage, LLC (23%) (Anchorage, AK)
        -- Grapevine Broadcasting of Austin, LLC (23%) (Austin, MN)
        -- Grapevine Broadcasting of Joplin, LLC (23%) (Joplin, MO)
        -- Grapevine Broadcasting of Wyoming, LLC (23%) (Casper, WO)
        -- Heartland Pork Enterprises, Inc. (20.93%) (Alden, IO)
        -- HTI Communications, Inc. (25%) (Austin, TX)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/98 (1) -- Continued


        -- Meigher Communications, L. P. (13.2% -- NV) (New York, NY)
        -- Renal Disease Management by Physicians, Inc. (17.11%) (Old Lyme, CT)

        -- Right Source, Inc. (36.19%) (Greenville, SC)
        -- US Salt Holdings, Inc. (49.3%) (Jacksonville, FL)
    -- First Union Commercial Corporation (Charlotte, NC)
        -- First Union Commercial Leasing Group, L.L.C. (1%) (Charlotte, NC)
        -- First Union Institutional Mortgage Services, LLC (Charlotte, NC)
            -- First Union/Maher Partners (50%) (Wayne, PA)
        -- First Union Overseas Investment Corporation (Charlotte, NC)
            -- Union Hamilton Assurance, Ltd. (Hamilton, Bermuda)
        -- First Union Rail Corporation (Charlotte, NC)
            -- Ironbrand Capital LLC (1%) (Charlotte, NC)
                -- National Auto Finance Company, L.P. (10% -- NV) (Boca Raton,
                   FL)
            -- RAILEASE, Inc. (Bellevue, WA)
            -- Transportation Equipment Advisors, Inc. (Arlington Heights, IL) -- First Wells Fargo Leasing Partnership (90% -- NV) (Charlotte, NC)
        -- Ironbrand Capital LLC (99%) (Charlotte, NC)
            -- National Auto Finance Company, L.P. (10% -- NV) (Boca Raton, FL)

        -- Multiplex Leasing Partners (90% -- NV) (Charlotte, NC)
     -- First Union Commercial Leasing Group, L.L.C. (99%) (Charlotte, NC)
    -- First Union Commercial Mortgage Securities, Inc. (Charlotte, NC)
    -- First Union Direct Bank, N. A. (Augusta, GA)
        -- First Union Real Estate Asset Company of Connecticut (Stamford, CT)
            -- First Union Real Estate Investment Company of Connecticut
               (Stamford, CT)
    -- First Union Holdings, Inc. (Nashville, TN)
        -- First Union Financial Investments, Inc. (Nashville, TN)
    -- First Union Insurance Agency of FL, Inc. (Redington, FL)
    -- First Union Insurance Agency of NC, Inc. (Charlotte, NC)
    -- First Union International Banking Corporation (Charlotte, NC)
        -- Besso Holdings Limited (6.55%) (London, England)
        -- First Union HKCB Asia, Ltd. (50%) (Hong Kong)
        -- Keystone Management , S. A. (Luxembourg)
        -- Wheat International, Ltd. (Bermuda) (49.67%) (INACTIVE) (Hamilton,
           Bermuda)
    -- First Union Investment Corporation (3) (Charlotte, NC)
        -- 100 Block Associates Limited Partnership (6.25% -- NV) (Charlotte,
           NC)
            -- Concessions, Inc. (100% -- NV) (Raleigh, NC)
            -- Raleigh Club, Inc. (100% -- NV) (Raleigh, NC)
        -- ERB, Inc. (Raleigh, NC)
            -- Concessions, Inc. (Raleigh, NC)
            -- Raleigh Club, Inc. (Raleigh, NC)
        -- Southwind Parking Corp. (Raleigh, NC)
    -- First Union Keystone, Inc. (Charlotte, NC)
        -- Keystone Investment Management Company (Boston, MA)
            -- Chronicle Securities Investment Trust Company Ltd. (13.5%)(Taipei, Taiwan)
            -- Evergreen Investment Services, Inc. (Charlotte, NC)
            -- Evergreen Service Company (Boston, MA)
            -- Keystone Financial Consulting GmbH (Frankfurt, Germany)
           (INACTIVE)
            -- Keystone Trust Company (Portsmouth, NH)
    -- First Union NOVA Holdings of Connecticut, Inc. (Stamford, CT)
        -- NOVA Corporation (1.10%) (4) (Atlanta, GA)
    -- First Union NOVA Holdings of DC, Inc. (Washington, DC)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/98 (1) -- Continued


        -- NOVA Corporation (0.24%) (4) (Atlanta, GA)
    -- First Union NOVA Holdings of FL, Inc. (Jacksonville, FL)
        -- NOVA Corporation (11.84%) (4) (Atlanta, GA)
    -- First Union NOVA Holdings of GA, Inc. (Atlanta, GA)
        -- NOVA Corporation (1.91%) (4) (Atlanta, GA)
    -- First Union NOVA Holdings of MD, Inc. (Rockville, MD)
        -- NOVA Corporation (0.18%) (4) ((Atlanta, GA)
    -- First Union NOVA Holdings of NC, Inc. (Charlotte, NC)
        -- NOVA Corporation (3.57%) (Atlanta, GA)
    -- First Union NOVA Holdings of SC, Inc. (Greenville, SC)
        -- NOVA Corporation (1.12%) (4) (Atlanta, GA)
    -- First Union NOVA Holdings of TN, Inc. (Nashville, TN)
        -- NOVA Corporation (0.89%) (4) (Atlanta, GA)
    -- First Union NOVA Holdings of VA, Inc. (Roanoke, VA)
        -- NOVA Corporation (2.13%) (4) (Atlanta, GA)
    -- First Union Real Estate Asset Company of Georgia (Atlanta, GA)
        -- First Union Real Estate Investment Company of Georgia (INACTIVE)
           (Atlanta, GA)
    -- First Union Real Estate Asset Company of North Carolina (Charlotte, NC)
        -- First Union Real Estate Investment Company of North Carolina )
           (INACTIVE) (Charlotte, NC)
    -- First Union Residential Securitization Transactions, Inc. (Charlotte,
        NC)
    -- Flagship Partners, L. P. (99% -- NV) (Knoxville, TN)
    -- Floral Oaks Apartments, Ltd. ( 99% -- NV)(Gainesville, FL)
     -- FNB Properties, Inc. (3) (Jacksonville, FL)
    -- Fountain Place Associates Limited Partnership (99% -- NV) (Annapolis,
       MD)
    -- Fox Haven Limited Partnership (99% -- NV) (Raleigh, NC)
    -- Ft. Lauderdale Hotel Holding Company (Miami, FL)
    -- GABK Holdings, Inc. (3) (Charlotte, NC)
    -- Gainsborough Corporation (3) (Charlotte, NC)
    -- General Homes Corp. (9.205%) (3) (Houston, TX)
    -- GF Mortgage Corporation (Atlanta, GA)
    -- GGL, Inc. (3) (INACTIVE)(Charlotte, NC)
        -- C4 Media Cable South, Limited Partnership (3) (INACTIVE) (99% -- NV) (Charlotte, NC)
        -- Novaten Communications, Inc. (3) (INACTIVE) (Charlotte, NC)
        -- C4 Media Cable South, Limited Partnership (3) (INACTIVE) (1% --
           NV) (Charlotte, NC)
    -- Glen Royall Mill Limited Partnership (99% -- NV) (Wake Forest, NC)
    -- Gold Rush I Apartments Limited Partnership (99% -- NV) (Phoenix, AZ)
    -- Gold Rush II Apartments Limited Partnership (99% -- NV) (Phoenix, AZ)
    -- Golfview Associates Limited Partnership (99% -- NV) (Fayetteville, NC) -- Green Gables Apartments, Ltd. (99% -- NV) (Gainesville, FL)
    -- Green Ridge Associates, LLC (99% -- NV) (Nashville, TN)
    -- Greenleaf Village of Groveland, Ltd. (89% -- NV) (Gainesville, FL)
    -- HHS Property Corporation (3) (Atlanta, GA)
    -- Homes for Fredericksburg Limited Partnership (99% -- NV) (Sterling, VA) -- Horizon Appraisal Services, Inc. (Jacksonville, FL)
    -- Housing Equity Fund of Virginia II, L.P. (38.5% -- NV) (Roanoke, VA)
    -- Indian Run Limited Partnership (86% -- NV) (Boston, MA)
    -- International Progress, Inc. (50%) (Winchester, VA)
        -- Mountain Falls Park, Inc. (Winchester, VA)
    -- Jacksonville Affordable Housing, Ltd. (98% -- NV) (Panama City, FL)
    -- Kaufman, Alsberg & Co. (INACTIVE) (Jacksonville, FL)
    -- Lafayette Family L.P. (99% -- NV) (Roanoke, VA)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/98 (1) -- Continued


    -- Landexco, Inc. (Baltimore, MD)
    -- Lantana Associates, Ltd. (99% -- NV) (Coral Gables, FL)
    -- Laurel Pointe of Salisbury Limited Partnership (99% -- NV) (Panama
       City, FL)
    -- L'Hermitage Developers, Inc. (3) (Waterbury, CT)
    -- Lieber I Corp. (Charlotte, NC)
            -- Lieber & Company (99% -- NV) (Purchase, NY)
    -- Lieber II Corp. (Charlotte, NC)
            -- Lieber & Company (1% -- NV) (Purchase, NY)
    -- Manor Ridge Limited Partnership (99.99% -- NV) (Raleigh, NC)
    -- Martin's Landing Limited Partnership (99% -- NV) (Winter Park, FL)
    -- Martin's Landing II Limited Partnership (99% -- NV) (Winter Park, FL) -- Mentor Trust Company (Pennsylvania) (Philadelphia, PA)
    -- Mentor Trust Company (Virginia) (Richmond, VA)
    -- Montgomery Homes Limited Partnership (99% -- NV) (Kensington, MD)
    -- MHD, Inc. (3) (Charlotte, NC)
    -- MWG VII, Inc. (3) (Richmond, VA)
    -- NNI Bell Street Limited Partnership (99% -- NV) ((Stamford, CT)
    -- NP Corporation (3) (Baltimore, MD)
        -- EEI Holdings Corporation, Inc. (3) (Richmond, VA)
    -- Oak Crest Apartments of Kannapolis, Ltd. (99% -- NV) (Panama City, FL) -- Oldbridge Urban Renewal, L.P. (99% -- NV) (Cherry Hill, NJ)
    -- One South Place, L.P. (99% -- NV) (Knoxville, TN)
    -- O.R.E.O., Inc. (3) (Jacksonville, FL)
    -- Peppermill Partners, L. P. (99% -- NV) (Atlanta, GA)
    -- Pioneer Development Corporation (Richmond, VA)
    -- Pioneer Properties I, Inc. (3) (Richmond, VA)
     -- Ravenwood of Kissimmee, Ltd. (99% -- NV) (Gainesville, FL)
     -- Reservoir Hill Limited Partnership IX (99% -- NV) (Baltimore, MD)
    -- Richmond Community Development Corporation (19% -- NV) (Richmond, VA) -- River Reach of Orange County, Ltd. (99% -- NV) (Panama City, FL)
    -- Roanoke Community Development Corporation (11.11% -- NV)(7)
       (INACTIVE)(Roanoke, VA)
    -- Rome Rental Housing, L. P. (99% -- NV) (Cordele, GA)
    -- Rosemont Manor Ltd. (99% -- NV) (Gainesville, FL)
    -- Sable Point II Apartments Limited Partnership (99% -- NV) (Martinsburg,
       WV)
    -- Salem Run Associates, L. P. (99% -- NV) (Midlothian, VA)
    -- Salem Run II Associates, L. P. (99% -- NV) (Fredericksburg, VA)
    -- Sandlewood Terrace of Ludowici L.P. (99% -- NV) (Gainesville, FL)
    -- Savings Associations Financial Enterprises, Inc. (48.15%) (Washington,
       DC)
    -- Shenandoah Valley Properties L.P. (99% -- NV) (Roanoke, VA)
        -- Craigmont II, L.P. (99% -- NV) (Roanoke, VA)
        -- Elkmont Partners, L.P. (99% -- NV) (Roanoke, VA)
        -- Grottoes Partners L.P. (99% -- NV) (Roanoke, VA)
        -- Willow Lake Partners, L.P. (99% -- NV) (Roanoke, VA)
    -- Signet Bank (Bahamas) Limited (Nassau, Bahamas)
        -- Second Eleutheran Investment Company, Ltd. (INACTIVE) (Nassau,
           Bahamas)
    -- Signet Business Leasing Corporation (Richmond, VA)
    -- Signet Equipment Company (Baltimore, MD)
    -- Signet Loan Company/Pennsylvania (INACTIVE) (Baltimore, MD)
    -- Signet Mortgage Corporation (Richmond, VA)
    -- Signet Municipal LeaseCorp, Inc. (Richmond, VA)
    -- Signet Residential Finance Corporation (Richmond, VA)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/98 (1) -- Continued


    -- Southwoods Limited Partnership (99% -- NV) (Greensboro, NC)
    -- Spinnaker Reach Apartments of Duval, Ltd. (99% -- NV) (Panama City, FL)

    -- Spring Gate Manor Limited (99% -- NV) (Gainesville, FL)
    -- St. Paul Realty, Inc. (INACTIVE) (Baltimore, MD)
    -- Statesboro Rental Housing, L. P. (99% -- NV) (Cordele, GA)
    -- Steeplechase Apartments, Ltd. (99% -- NV) (Gainesville, FL)
    -- Stonecreek Apartments of Mooresville, Ltd. (99% -- NV) (Panama City,
       FL)
    -- Sugar Mill Apartments, L. P. (99% -- NV) (Cordele, GA)
    -- Taroc, Inc. (Jacksonville, FL)
    -- The Atlanta Business Community Development Corporation (21.7%)
       (Atlanta, GA)
    -- The Exchange Building Limited Partnership (99% -- NV) (Portland, ME) -- The Mortgage Corner, Inc. (Waterbury, CT)
    -- Timberleaf Estates Limited Partnership (99% -- NV) (Martinsburg, WV) -- Tobacco Row Phase II Associates, L.P. (99% -- NV) (Richmond, VA)
    -- Towsen Service Corporation (3) (Towsen, MD)
        -- Ashland Joint Venture (50% -- NV) (Baltimore, MD)
        -- Silver Spring Station Joint Venture (50% -- NV) (Baltimore, MD) -- TWC Eighty-Eight, Ltd. (99% -- NV) (Tampa, FL)
    -- TWC Ninety-Eight, Ltd. (99% -- NV) (Tampa, FL)
    -- TWC Ninety-Five, Ltd. (99% -- NV) (Tampa, FL)
    -- TWC Ninety-Four, Ltd. (98% -- NV) (Tampa, FL)
    -- TWC Ninety-One, Ltd. (99% -- NV) (Tampa, FL)
    -- TWC Ninety-Six, Ltd. (99% -- NV) (Tampa, FL)
    -- Union Trust Brokerage Services, Inc. (INACTIVE) (Stamford, CT)
    -- UTC Properties No. 4, Inc. (3) (INACTIVE) (Baltimore, MD)
    -- VCP-Alderman Park Partners, Ltd. (99% -- NV) (Jacksonville, FL)
    -- Venice Service Corp. (3) (Jacksonville, FL)
        -- Port Charlotte Service Corp. (3) (Jacksonville, FL)
    -- Vestcor-WR Associates, Ltd. (99% -- NV) (Jacksonville, FL)
    -- Villa Biscayne of South Dade, Ltd. (99% -- NV) (Panama City, FL)
     -- Waterford Manor, L. P. (99% -- NV) (Winter Park, FL)
    -- West Brickell Apartments, Ltd. (99% -- NV) (Miami, FL)
    -- Westville, Ltd. (99% -- NV) (Gainesville, FL)
    -- Wheat Benefit Services, LLC (61.446%) (Richmond, VA)
    -- William Byrd Hotel Associates, L. P. (99% -- NV) (Richmond, VA)
    -- WNB Corporation (Roanoke, VA)
        -- Lone Stone, L. C. (43.946% -- NV) (3) (Albany, NY)
    -- Woodlawn Joint Venture (30% -- NV) (INACTIVE) (Woodbridge, VA)
    -- WSI, Inc. (3) (Jacksonville, FL)
    -- Yorktown Arms Development Limited Partnership (99% -- NV)
       (Philadelphia, PA)

First Union Services, Inc. (Charlotte, NC)

Franklin Ventures III, L. P. (6.60% -- NV) (Franklin, TN)

GF Title Corporation (Atlanta, GA)

HONOR Technologies, Inc. (11.7871%) (5) (Maitland, FL)

Kinder Morgan, Inc. (24.9% -- NV; includes 2% voting) (Houston,TX)

Media/Communications Partners (5.71% -- NV) (Boston, MA)

Morgan Stanley Bridge Fund, LLC (24.99% -- NV) (New York, NY)

                            FIRST UNION CORPORATION
               LIST OF SUBSIDIARIES AS OF 2/1/98 (1) -- Continued


Phillips-Smith Specialty Retail Group III, L. P. (7.14% -- NV) (Dallas, TX)

Signet Financial Services, Inc. (Richmond, VA)

Signet Insurance Services, Inc. (Richmond, VA)

Signet Nequity Corporation (Richmond, VA)

Signet Realty, Inc. (Baltimore, MD)

Signet Strategic Capital Corporation (Richmond, VA)

Signet Student Loan Corporation (Richmond, VA)

Signet Trust Company (Richmond, VA)

TRSTE, Inc. (Charlotte, NC)

TRSTE II, Inc. (Nashville, TN)

Tryon Management, Inc. (Charlotte, NC)

Virtus Capital Management, Inc. (Richmond, VA)

Walden Golf Club, Inc. (3) (Roanoke, VA)
     -- Walden Golf Club ManagementCompany (3) (Roanoke, VA)

WFS Real Estate Investment Corporation (Richmond, VA)
     -- Huguenot Professional Center Associates, LP (25% -- V; 5.826% -- NV) (Richmond, VA)

Wheat First Butcher Singer, Inc. (Richmond, VA)
    -- Jackson Asset Management Corporation (15%) (Atlanta, GA) -- Jackson Securities Incorporated (15%) (Atlanta, GA)
    -- Mentor Investment Advisors, LLC (Richmond, VA) (1%)
    -- Mentor Investment Group, LLC (Richmond, VA)
        -- Mentor Perpetual Advisors, LLC (Richmond, VA)
        -- Mentor Investment Advisors, LLC (Richmond, VA) (99%) -- Mentor Services Company, Inc. (Richmond, VA)
     -- Wheat First Securities, Inc. (Richmond, VA)

Wheat Insurance Services, Inc. (Richmond, VA)
     -- Wheat Insurance Services of Alabama, Inc. (Richmond, VA)

Wheat Service & Equipment Corporation (Richmond, VA)
     -- Energy Search LP (INACTIVE) (7.7% -- NV)
     -- WBP Associates (INACTIVE) (33% -- NV)

Women's Growth Capital Fund I, L.L.L.P. (10% -- NV) (Washington,DC)
---------
(1) 100% of voting securities owned unless otherwise indicated. NV indicates non-voting equity. Does not include companies in which the ownership interest is 5% or less of voting equity nor companies where the sole ownership is through non-voting equity (except for banks and bank holding companies). All partnership interests in excess of 5% are shown.

(2) 352,317 shares (6%) of First Union National Bank, Charlotte, NC, (FUNB-NC) were issued to First Fidelity Incorporated, the parent of First Union Bank of Connecticut (FUB-CT) on 7/31/97 as consideration for the merger of FUB-CT into FUNB-NC.

(3) Interest acquired or subsidiary formed in connection with debts previously contracted (DPC).

(4) Combined ownership percentage by all First Union entities is 31.90%.

(5) Combined ownership percentage by all First Union entities is 19.1357%.

(6) Votes as on a converted basis.

(7) Combined ownership percentage by all First Union entities is 38.888%.